Exhibit 10.17 to 10-K

                 AMENDMENT NO. 1 TO THE PARTICIPATION AGREEMENT,
                   THE CREDIT AGREEMENT, THE TRUST AGREEMENT,
         THE SECURITY AGREEMENT, THE LEASE AGREEMENT AND OTHER OPERATIVE
                                   AGREEMENTS

     THIS AMENDMENT NO. 1 (this "Amendment") dated as of October 1, 1999, is by and among CONVERGYS CORPORATION, an Ohio corporation (the "Lessee" or the "Construction Agent"); the various parties listed on the signature pages hereto as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement referenced below, individually a "Guarantor" and collectively, the "Guarantors"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually but solely as the Owner Trustee under the CRT Realty Trust 1998-1 (the "Owner Trustee" or the "Lessor"); the various banks and other lending institutions listed on the signature pages hereto (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Lender" and collectively, the "Lenders"); BANK OF AMERICA, N.A., a national banking association, which is the successor to NationsBank, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); and the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the CRT Realty Trust 1998-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a "Holder" and collectively, the "Holders"). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined).

                               W I T N E S S E T H

     WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of December 31, 1998 (the "Participation Agreement"), certain of the parties to this Amendment are parties to that certain Credit Agreement dated as of December 31, 1998 (the "Credit Agreement"), certain of the parties to this Amendment are parties to that certain Amended and Restated Trust Agreement dated as of December 31, 1998 (the "Trust Agreement"), certain of the parties to this Amendment are parties to that certain Security Agreement dated as of December 31, 1998 (the "Security Agreement"), certain of the parties to this Amendment are parties to that certain Lease Agreement dated as of December 31, 1998 (the "Lease") and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $30 million tax retention operating lease facility (the "Facility") that has been established in favor of the Lessee;

     WHEREAS, the Lessee has requested certain modifications to the Participation Agreement, the Credit Agreement, the Trust Agreement, the Security Agreement, the Lease and the other Operative Agreements in connection with the Lessee's request to increase the size of the Facility from $30 million to $65.2 million to finance the acquisition of a completed office and data center located in Maitland, Florida, more particularly described on Annex A attached hereto ("Phase I"), and to provide for the syndication of the Facility;

     WHEREAS, the Financing, Parties have agreed to the requested modifications on the terms and conditions set forth herein;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                             PARTICIPATION AGREEMENT

     1. Appendix A to the Participation Agreement is hereby amended to modify or add the following defined terms as follows:

     "Additional Incorporated Terms" shall have the meaning given to such term in Section 28.2 of the Lease.

     "Applicable Percentage" means, for any day, with respect to any Eurodollar Loan or Eurodollar Holder Advance, or with respect to the Facility Fees payable under the Operative Agreements, as the case may be, the applicable rate per annum set forth below under the caption "Eurodollar Spread" or "Facility Fee Rate", as the case may be, based upon the ratings by Moody's and S&P, respectively, applicable on such date to the Index Debt:

==========================================================================================================
Index Debt Ratings                           Eurodollar Spread                     Facility Fee Rate
----------------------------------------------------------------------------------------------------------
                                                                           Tranche    Tranche B
                                   Eurodollar   Eurodollar   Eurodollar   A Lender     Lender      Holder
                                   Tranche A     Tranche B     Holder     Facility    Facility    Facility
                                      Loans        Loans      Advances       Fee         Fee        Fee
----------------------------------------------------------------------------------------------------------
Category 1                            .325%        .325%       1.075%       .075%       .075%       .825%
A- or higher or A3 or higher
----------------------------------------------------------------------------------------------------------
Category 2                            .400%        .400%       1.150%       .100%       .100%       .850%
BBB+ or Baal
----------------------------------------------------------------------------------------------------------
Category 3                            .625%        .625%       1.375%       .125%       .125%       .875%
BBB or Baa2
----------------------------------------------------------------------------------------------------------
Category 4                            .725%        .725%       1.475%       .150%       .150%       .900%
BBB- and Baa3
----------------------------------------------------------------------------------------------------------
Category 5                            .800%        .800%       1.550%       .200%       .200%       .950%
BB+ and Bal
----------------------------------------------------------------------------------------------------------
Category 6                           1.000%       1.000%       1.750%       .250%       .250%      1.000%
lower than BB+ or lower than Ba1
==========================================================================================================

     For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 6; (ii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall fall within different Categories, then (A) if both such ratings are at or above Category 4, the Applicable Percentage shall be based on the higher of the two ratings unless one of the two ratings is two or more Categories lower than the other, in which case the Applicable Percentage shall be determined by reference to the Category next above that of the lower of the two ratings and (B) if one or both of such ratings is below Category 4, the Applicable Percentage shall be determined by reference to the lower of the two ratings; and (iii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Percentage shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Lessee and the Lenders and the Holders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Percentage shall be determined by reference to the rating most recently in effect prior to such change or cessation.

     In the event of any replacement or amendment of the pricing grid setting forth the "Eurodollar Spread" and the "Facility Fee Rate" in the definition of "Applicable Rate" under the Lessee Credit Agreement, the Eurodollar Spread for Tranche A Eurodollar Loans and Tranche B Eurodollar Loans and the Facility Fees for Tranche A Lender Facility Fees and Tranche B Lender Facility Fees set forth herein for each Index Debt Rating shall be amended to equal the Eurodollar Spread or Facility Fee, as applicable, set forth for each corresponding Index Debt Rating in the Lessee Credit Agreement, as replaced or amended, and the Eurodollar Spread for Eurodollar Holder Advances and the Holder Facility shall, in each case, be equal to the Eurodollar Spread or Facility Fee, as applicable, set forth for each corresponding Index Debt Rating in the Lessee Credit Agreement, as replaced or amended, plus .75%; provided, in the event that any such replacement or amendment of the pricing grid setting forth the "Eurodollar Spread" and the "Facility Fee Rate" in the definition of "Applicable Rate" under the Lessee Credit Agreement includes both a 364-day tranche and a multi-year tranche, the Eurodollar Spread for Tranche A Eurodollar Loans and Tranche B Eurodollar Loans and the Facility Fees for Tranche A Lender Facility Fees and Tranche B Lender Facility Fees set forth herein for each Index Debt Rating shall be amended to equal the Eurodollar Spread or Facility Fee for the multi-year tranche (rather than the 364-day tranche), as applicable, set forth for each corresponding Index Debt Rating in the Lessee Credit Agreement, as replaced or amended, and the Eurodollar Spread for Eurodollar Holder Advances and the Holder Facility shall, in each case, be equal to the Eurodollar Spread or Facility Fee for the multi-year tranche (rather than the 364-day tranche), as applicable, set forth for each corresponding Index Debt Rating in the Lessee Credit Agreement, as replaced or amended, plus .75%; provided, further, any such amendment to the Eurodollar Spread for Tranche A Eurodollar Loans and Tranche B Eurodollar Loans and the Facility Fees for Tranche A Lender Facility Fees and Tranche B Lender Facility Fees described in this sentence shall only be effective upon the unanimous written consent of the Lenders and the Holders, and if such unanimous written consent is not received, the Eurodollar Spread for Tranche A Eurodollar Loans, Tranche B Eurodollar Loans and Eurodollar Holder Advances and the Facility Fees for Tranche A Lender Facility Fees, Tranche B Lender Facility Fees and Holder Facility Fees shall continue to be as set forth above.

     "Assignment and Acceptance" shall mean the Assignment and Acceptance in the form attached to the Credit Agreement as Exhibit B.

     "Eligible Assignee" shall mean (i) a Lender or a Holder, as the case may be; (ii) an Affiliate of a Lender or a Holder, as the case may be; and (iii) any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with the Operative Agreements, the Lessee or the Construction Agent, such approval not to be unreasonably withheld or delayed by the Lessee or the Construction Agent and such approval to be deemed given by the Lessee or the Construction Agent if no objection is received by the assigning Lender or Holder and the Agent from the Lessee or the Construction Agent within five (5) Business Days after notice of such proposed assignment has been provided by the assigning Lender or Holder to the Lessee or the Construction Agent; provided, however, that neither the Lessee or the Construction Agent nor an Affiliate of the Lessee or the Construction Agent shall qualify as an Eligible Assignee.

     "Holder Commitments" shall mean $1,956,000, as such amount may be increased or decreased from time to time in accordance with the provisions of the Operative Agreements (including without limitation pursuant to Section 5.13 of the Participation Agreement); provided, if there shall be more than one (1) Holder, the Holder Commitment of each Holder shall be as set forth in Schedule I to the Trust Agreement as such Schedule I may be amended and replaced from time to time (including without limitation pursuant to Section 5.13 of the Participation Agreement).

     "Incorporated Covenants" shall have the meaning given to such term in
Section 28.2 of the Lease.

     "Incorporated Representations and Warranties" shall have the meaning given to such term in Section 28.2 of the Lease.

     "Index Debt" means senior, unsecured, long-term indebtedness for borrowed money of the Lessee that is not guaranteed by any other Person or subject to any other credit enhancement.

     "Interest Period" means with respect to any Eurodollar Loan or Eurodollar Holder Advance, the period commencing on the date of such Loan or Holder Advance and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender and each Holder, nine or twelve months) thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Loan or Eurodollar Holder Advance, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Loan or Eurodollar Holder Advance that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Loan or Holder Advance shall be the date on which such Loan or Holder Advance is made, the effective date of the most recent conversion or continuation of such Loan or Holder Advance.

     "Lender Commitments" shall mean $63,244,000, as such amount may be increased or decreased from time to time in accordance with the provisions of the Operative Agreements (including without limitation pursuant to Section 5.13 of the Participation Agreement); provided, if there shall be more than one (1) Lender, the Lender Commitment of each Lender shall be as set forth in Schedule
2.1 to the Credit Agreement as such Schedule 2.1 may be amended and replaced from time to time (including without limitation pursuant to Section 5.13 of the Participation Agreement).

     "Lessee Credit Agreement" shall mean that certain 364-Day Credit Agreement dated as of December 16, 1998 between the Lessee and the lenders party thereto, PNC Bank, National Association, Bank of America National Trust & Savings Association and Citibank, N.A., as cosyndication agents, and The Chase Manhattan Bank, as administrative agent, as such may hereafter be amended, modified, supplemented, restated and/or replaced from time to time with the same or different lenders and, subject to Section 28.2 of the Lease, any such amended, modified, supplemented, restated or new credit facility shall be deemed to be included in this definition.

     "Lessee Credit Agreement Event of Default" shall mean an Event of Default as defined in Article VII of the Lessee Credit Agreement.

     "Majority Holders" shall mean at any time, Holders whose Holder Advances outstanding represent at least fifty-one percent (51%) of (a) the aggregate Holder Advances outstanding or (b) to the extent there are no Holder Advances outstanding, the aggregate Holder Commitments.

     "Majority Lenders" shall mean at any time, Lenders whose Loans outstanding represent at least fifty-one percent (51%) of (a) the aggregate Loans outstanding or (b) to the extent there are no Loans outstanding, the aggregate of the Lender Commitments.

     "Majority Secured Parties" shall mean at any time, Lender and Holders whose Loans and Holder Advances outstanding represent at least fifty-one percent (51 %) of (a) the aggregate Advances outstanding or (b) to the extent there are no Advances outstanding, the sum of the aggregate Holder Commitments plus the aggregate Lender Commitments.

     "New Facility" shall have the meaning given to such term in Section 28.2 of the Lease.

     "Participant" shall have the meaning given to such term in Section 9.7 of the Credit Agreement.

     "Register" shall have the meaning given to such term in Section 9.9 of the Credit Agreement.

     2. The following is hereby added as Section 3.4 to the Participation
Agreement:

3.4. Ratable Interests of the Holders and the Lenders.

     Each Holder and Lender agrees at all times (a) to hold the same ratable portion of the aggregate Lender Commitment for Tranche A Loans, the aggregate Lender Commitment for Tranche B Loans and the aggregate Holder Commitment and
(b) to make advances consistent with such committed amounts referenced in
Section 3.4(a) in accordance with the requirements of the Operative Agreements.

     3. Section 5.3(a) of the Participation Agreement is hereby amended to read as follows:

          (a) the correctness of the representations and warranties of the parties to this Agreement contained herein, in each of the other Operative Agreements and each certificate delivered pursuant to any Operative Agreement (including without limitation the Incorporated Representations and Warranties) on each such date;

     4. Section 5.4(a) of the Participation Agreement is hereby amended to read as follows:

          (a) the correctness on such date of the representations and warranties of the parties to this Agreement contained herein, in each of the other Operative Agreements and in each certificate delivered pursuant to any Operative Agreement (including without limitation the Incorporated Representations and Warranties);

     5. The first sentence of Section 5.5 of the Participation Agreement is hereby amended to read as follows:

     On or prior to the Completion Date for each Property, the Construction Agent shall deliver to the Agent an Officer's Certificate in the form attached hereto as Exhibit I, or in such other form as is acceptable to the Agent specifying (a) the address for such Property, (b) the Completion Date for such Property, (c) the aggregate Property Cost for such Property, (d) detailed, itemized documentation supporting the asserted Property Cost figures and (e) that all representations and warranties of the Construction Agent and Lessee in each of the Operative Agreements and each certificate delivered pursuant thereto (including without limitation the Incorporated Representations and Warranties) are true and correct as of the Completion Date.

     6. Section 6.2(a) of the Participation Agreement is hereby amended to read as follows:

          (a) The Incorporated Representations and Warranties are true and correct (unless such relate solely to an earlier point in time) and the Lessee has delivered to the Agent the financial statements and other reports referred to in Section 5.01 of the Lessee Credit Agreement;

     7. Section 8.3(e) of the Participation Agreement is hereby amended to read as follows:

          (e) The Lessee hereby covenants and agrees to cause an Appraisal or reappraisal (in form and substance satisfactory to the Agent and from an appraiser selected by the Agent) to be issued respecting any Property as requested by the Agent from time to time (i) at each and every time as such shall be required to satisfy any regulatory requirements imposed on the Agent, the Lessor, the Trust Company, any Lender and/or any Holder, (ii) after the occurrence of an Event of Default and (iii) in connection with the exercise by the Lessee of the Purchase Option with respect to one or more, but less than all, of the Properties pursuant to Article XX of the Lease.

     8. Section 8.3(1) of the Participation Agreement is hereby deleted.

     9. Section 8.3(p)(i) of the Participation Agreement is hereby amended to read as follows:

               (i) except as permitted by the express provisions of the Lessee Credit Agreement, preserve and maintain its separate legal existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation (or partnership, limited liability company or other such similar entity, as the case may be) and authorized to do business in each jurisdiction in which the failure to so qualify and remain qualified would have a Material Adverse Effect;

     10. Sections 8.3(u), (v), (w) and (x) of the Participation Agreement are hereby deleted.

     11. Section 10 of the Participation Agreement is hereby amended to read as follows:

                        SECTION 10. TRANSFER OF INTEREST.

     10.1. Restrictions on Transfer.

     Each Lender may participate, assign or transfer all or a portion of its interest hereunder and under the other Operative Agreements in accordance with Sections 9.7 and 9.8 of the Credit Agreement; provided, each participant, assignee or transferee must obtain the same ratable interest in Tranche A Loans, Tranche A Commitments, Tranche B Loans and Tranche B Commitments, and (and to the extent the selling Lender is also a Holder (or an Affiliate of a Holder), each such participant, assignor or transferee must also obtain the same ratable interest in and to the Holder Advances, Holder Commitments and the Trust Estate); provided further, that each Lender that participates, assigns or transfers all or a portion of its interest hereunder and under the other Operative Agreements shall deliver to the Agent a copy of each Assignment and Acceptance (as referenced in Section 9.8 of the Credit Agreement) for purposes of maintaining the Register. The Holders may, directly or indirectly, assign, convey or otherwise transfer any of their right, title or interest in or to the Trust Estate or the Trust Agreement with the prior written consent of the Agent and the Lessee (which consent shall not be unreasonably withheld or delayed) and in accordance with the terms of Section 11.8(b) of the Trust Agreement; provided, to the extent the selling Holder is also a Lender (or an Affiliate of a Lender), each such assignee, receiver of a conveyance or other transferee must also obtain the same ratable interest in and to the Tranche A Loans, Tranche A Commitments, Tranche B Loans and Tranche B Commitments. The Owner Trustee may, subject to the rights of the Lessee under the Lease and the other Operative Agreements and to the Lien of the applicable Security Documents but only with the prior written consent of the Agent (which consent may be withheld by the Agent in its sole discretion) and (provided, no Default or Event of Default has occurred and is continuing) with the consent of the Lessee, directly or indirectly, assign, convey, appoint an agent with respect to enforcement of, or otherwise transfer any of its right, title or interest in or to any Property, the Lease, the Trust Agreement and the other Operative Agreements (including without limitation any right to indemnification thereunder), or any other document relating to a Property or any interest in a Property as provided in the Trust Agreement and the Lease. The provisions of the immediately preceding sentence shall not apply to the obligations of the Owner Trustee to transfer Property to the Lessee or a third party purchaser pursuant to Article XXII of the Lease upon payment for such Property in accordance with the terms and conditions of the Lease. Neither the Lessee nor the Construction Agent may assign any of the Operative Agreements or any of their respective rights or obligations thereunder or with respect to any Property in whole or in part to any Person without the prior written consent of the Agent, the Lenders, the Holders and the Lessor.

     10.2. Effect of Transfer.

     From and after any transfer effected in accordance with this Section 10, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer; provided, however, that any transferor shall remain liable hereunder and under such other documents to the extent that the transferee shall not have assumed the obligations of the transferor thereunder. Upon any transfer by the Owner Trustee, a Holder or a Lender as above provided, any such transferee shall assume the obligations of the Owner Trustee, the Holder or the Lender, as the case may be, and shall be deemed an "Owner Trustee", "Holder", or "Lender", as the case may be, for all purposes of such documents and each reference herein to the transferor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence. Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this
Section 10, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including without limitation rights to indemnification under any such document.

                                CREDIT AGREEMENT

     12. Sections 6(a) and (b) of the Credit Agreement are hereby amended to read as follows:

     (a) Except as provided in Section 6(c), the Borrower shall default in the payment when due of any principal on the Loans or default in the payment when due of any interest on the Loans, and in either such case, such default shall continue for three (3) or more Business Days; or

     (b) Except as provided in Sections 6(a) and 6(c), the Borrower shall default, and such default shall continue for three (3) or more Business Days, in the payment of any amount owing under any Credit Document; or

     13. Section 9.7 of the Credit Agreement is hereby amended to read as follows:

     9.7  Participations.

     Subject to and in accordance with Section 10.1 of the Participation Agreement, each Lender may sell participation to one or more Persons (each, a "Participant") in all or a portion of its rights, obligations or rights and obligations under the Operative Agreements (including all or a portion of its Commitment or its Loans); provided, however, that (a) such Lender's obligations under the Operative Agreements shall remain unchanged, (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (c) the Participant shall be entitled to the benefit of the yield protection provisions contained in Sections 11.2(e), 11.3 and 11.4 of the Participation Agreement and the right of set-off contained in Section 12.15 of the Participation Agreement, and (d) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Operative Agreements, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Notes and to approve any amendment, modification, or waiver of any provision of the Operative Agreements (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes, or extending its Commitment).

     Any Lender may furnish any information concerning the Borrower, the Lessee or any Subsidiaries of the Lessee in the possession of such Lender from time to time to participants (including prospective participants), subject, however, to the provisions of Section 12.13 of the Participation Agreement.

     14. Section 9.8 of the Credit Agreement is hereby amended to read as follows:

     9.8  Assignments.

     Assignments. (a) Subject to and in accordance with Section 10.1 of the Participation Agreement, each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under the Operative Agreements (including, without limitation, all or a portion of its Loans, its Notes, and its Commitment); provided, however, that

               (i) each such assignment shall be to an Eligible Assignee;

               (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under the Operative Agreements, any such partial assignment shall be in an amount at least equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof;

               (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under the Operative Agreements and the Notes; and

               (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance substantially in the form of Exhibit B hereto, together with any Note subject to such assignment and a processing fee in an amount not to exceed $3,500.

     Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights and benefits of a Lender under the Operative Agreements and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under the Operative Agreements. Upon the consummation of any assignment pursuant to this Section, the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 11.2(e) of the Participation Agreement.

          (b) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

          (c) Notwithstanding any other provision set forth in any Operative Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

          (d) Any Lender may furnish any information concerning the Borrower, the Lessee or any Subsidiaries of the Lessee in the possession of such Lender from time to time to assignees (including prospective assignees), subject, however, to the provisions of Section 12.13 of the Participation Agreement.

     15. Section 9.9 of the Credit Agreement is hereby amended to read as follows:

     9.9  The Register; Disclosure; Pledges to Federal Reserve Banks.

     The Agent shall maintain at its address referred to in Section 12.2 of the Participation Agreement a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     16. Schedule 2.1 of the Credit Agreement is hereby deemed amended and restated in its entirety to read as Schedule 2.1 attached hereto as EXHIBIT 1.

     17. The form of Assignment and Acceptance attached hereto as RIDER A is hereby added as EXHIBIT B to the Credit Agreement.

                                 TRUST AGREEMENT

     18. Section 11.8(b) of the Trust Agreement is hereby amended to read as follows:

          Any Holder may transfer or assign all or any portion of its right, title and interest in the Trust Estate, this Trust Agreement and the Certificate of such Holder in accordance with the requirements of
          Section 10.1 of the Participation Agreement and pursuant to an assignment agreement in substantially the form of Exhibit B, which assignment agreement shall provide, without limitation, that the assignee undertakes and assumes all obligations and covenants of a Holder under this Trust Agreement and the other Operative Agreements. The Holder proposing the transfer or assignment shall notify the Owner Trustee, the Agent and Lessee in writing of the effective date of the transfer or assignment, which effective date shall be at least three
          (3) Business Days after the date of such notification. The Owner Trustee shall maintain a register showing the Holders and their respective interests in the Trust Estate and, upon the occurrence of a permitted assignment pursuant to this Section 11.8(b), shall issue a Certificate to the assignee and, if the assigning Holder is maintaining an interest hereunder, a new Certificate to such assigning Holder representing its revised interest in the Trust Estate. The Owner Trustee shall not recognize any purported assignment or transfer by a Holder that does not comply with the terms of this Section 11.8(b) and any such attempted transfer or assignment by a Holder in violation of the terms of this Section 11.8(b) shall be null and void and of no effect.

     19. Schedule I of the Trust Agreement is hereby deemed amended and restated in its entirety to read as Schedule I attached hereto as EXHIBIT 2.

     20. The form of assignment agreement attached hereto as RIDER B is hereby added as EXHIBIT B to the Trust Agreement.

                               SECURITY AGREEMENT

     21. The first paragraph of the Preliminary Statement to the Security Agreement is hereby deleted and replaced with the following:

     Pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower in an aggregate amount not to exceed $63,244,000 upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Borrower under the Credit Agreement. Pursuant to the Trust Agreement, the Holders have agreed to purchase the ownership interests of the Trust created thereby in an aggregate amount not to exceed $1,956,000 upon the terms and subject to the conditions set forth therein, to be evidenced by the Certificates issued by the Borrower under the Trust Agreement. The Borrower is, or shall be upon the date of the initial Advance with respect to each Property, the legal and beneficial owner of such Property (except the Borrower may have a ground leasehold interest in certain Properties pursuant to one (1) or more Ground Leases). The Borrower holds a ground leasehold interest in certain Properties pursuant to a ground lease dated September 10, 1998 between Convergys Corporation and the Borrower.

                                 LEASE AGREEMENT

     22. The reference to "$30,000,000" in Section 5.2 of the Lease and in
Section 7 of the form of OPEN-END MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND
PROFITS AND MEMORANDUM OF LEASE AND LEASE SUPPLEMENT NO.     attached to the
                                                         ---
Lease as EXHIBIT B TO THE LEASE is hereby deleted and replaced with "$65,200,000".

     23. Section 10.1(e) of the Lease is hereby amended to read as follows:

          (e) Lessee shall cause to be delivered to Lessor (at Lessee's sole expense) one or more additional Appraisals (or reappraisals of Property) as Lessor may request if any one of Lessor, the Agent, the Trust Company, any Lender or any Holder is required pursuant to any applicable Legal Requirement to obtain such Appraisals (or reappraisals), upon the occurrence of any Event of Default and in connection with the exercise by the Lessee of the Purchase Option with respect to one or more, but less than all, of the Properties pursuant to Article XX.

     24. Sections 17.1(a) and (b) of the Lease are hereby amended to read as follows:

               (a) Lessee shall fail to make payment of (i) any Basic Rent (except as set forth in clause (ii)) within three (3) Business Days after the same has become due and payable or (ii) any Termination Value, on the date any such payment is due and payable, or any payment of Basic Rent or Supplemental Rent due on the due date of any such payment of Termination Value, or any amount due on the Expiration Dare;

               (b) Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in Section 17.1(a)(ii) or any other Credit Party shall fail to make any payment of any amount under any Operative Agreement which has become due and payable within three (3) Business Days after receipt of notice that such payment is due;

     25. Section 17.1(d) of the Lease is hereby amended to read as follows:

          (d) (i) Lessee shall fail to observe or perform any term, covenant, obligation or condition of Lessee (including without limitation the Incorporated Covenants) under this Lease or any other Operative Agreement to which Lessee is a party other than those set forth in Sections 17.1(a),
     (b) or (c) hereof, or any other Credit Party shall fail to observe or perform any term, covenant, obligation or condition of such Credit Party (including without limitation the Incorporated Covenants) under any Operative Agreement other than those set forth in Section 17.1(b) hereof and such failure shall continue for thirty (30) days after notice thereof to Lessee or such Credit Party; provided, if such failure cannot be cured within such thirty (30) days but can be cured with subsequent diligence and Lessee or such Credit Party diligently pursues such cure, then no Lease Event of Default shall be deemed to occur with respect to such failure until the passage of an additional sixty (60) days after the initial thirty
     (30) days referenced above or (ii) any representation or warranty made by Lessee or any other Credit Party (including without limitation the Incorporated Representations and Warranties) set forth in this Lease or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any material way when made and such matter giving rise to such misrepresentation or breach of warranty shall continue for thirty (30) days after notice thereof to Lessee or such Credit Party; provided, if such matter giving rise to such misrepresentation or breach of warranty cannot be cured within such thirty (30) days but can be cured with subsequent diligence and Lessee or such Credit Party diligently pursues such cure, then no Lease Event of Default shall be deemed to occur with respect to such failure until the passage of an additional sixty (60) days after the initial thirty (30) days referenced above;

     26. The following is hereby added as Section 17.1(r) of the Lease:

          (r) Any Lessee Credit Agreement Event of Default shall have occurred and be continuing and shall not have been waived;

     27. Section 20.1 is hereby amended to read as follows:

          20.1 Purchase Option or Sale Option-General Provisions.

          Not less than one hundred twenty (120) days and no more than one hundred eighty (180) days prior to the Expiration Date or (respecting the Purchase Option only) any Payment Date prior to the Expiration Date (so long as the appraised value pursuant to an Appraisal delivered to the Agent not more than sixty (60) days prior to the Payment Date specified in the Election Notice, as defined below, respecting each Property remaining in the Trust and subject to this Lease after such Payment Date is equal to or greater than ninety percent

(90%) of the Property Cost of such remaining Property), Lessee may give Lessor irrevocable written notice (the "Election Notice") that Lessee is electing to exercise either (a) the option to purchase all, but not less than all, the Properties on the Expiration Date or each Property or any Property on the Payment Date specified in the Election Notice (the "Purchase Option") or (b) with respect to an Election Notice given in connection with the Expiration Date only, the option to remarket all, but not less than all, the Properties to a Person other than Lessee or any Affiliate of Lessee and cause a sale of such Properties to occur on the Expiration Date pursuant to the terms of Section 22.1 (the "Sale Option"). Not more than two hundred (200) days prior to the final Expiration Date, Lessor may give Lessee notice of Lessee's obligation to deliver the Election Notice. If Lessee fails to give an Election Notice within the specified time period prior to the Expiration Date and Lessor has not given Lessee notice as specified in the preceding sentence, then Lessor shall give Lessee notice of Lessee's obligation to deliver the Election Notice, and Lessee shall have five (5) Business Days after receipt of such notice within which to make the Election Notice. If Lessee elects, or is deemed to have elected, either the Purchase Option or the Sale Option and fails to satisfy all related obligations of Lessee pursuant to the Operative Agreements, then such failure shall be deemed to be a Lease Event of Default. If Lessee does not give an Election Notice indicating the Purchase Option or the Sale Option at least one hundred twenty (120) days and not more than one hundred eighty (180) days prior to the Expiration Date, then, unless such Expiration Date is the final Expiration Date to which the Term may be extended, the term of this Lease shall be extended in accordance with Section 2.2 hereof; if such Expiration Date is the final Expiration Date (and Lessor has given Lessee notice of Lessee's obligation to deliver the Election Notice but Lessee has not made its Election Notice within five (5) Business Days after receipt of such notice from Lessor), then Lessee shall be deemed to have elected the Purchase Option. If Lessee shall either (i) elect (or be deemed to have elected) to exercise the Purchase Option or (ii) elect the Sale Option and fail to cause all, but not less than all, the Properties to be sold in accordance with the terms of Section 22.1 on the Expiration Date, then in either case Lessee shall pay to Lessor on the date on which such purchase or sale is scheduled to occur an amount equal to the Termination Value for all, but not less than all, the Properties (which the parties do not intend to be a "bargain" purchase price) and, upon receipt of such amounts and satisfaction of such obligations, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to all, but not less than all, the Properties in accordance with Section 20.2.

     28. Section 20.2 is hereby amended to read as follows:

     20.2 Lessee Purchase Option.

          Provided, no Default or Event of Default shall have occurred and be continuing (other than those that will be cured by the payment of the Termination Value for all the Properties) and provided, that the Election Notice has been appropriately given specifying the Purchase Option, Lessee shall purchase all the Properties on the Expiration Date or each Property or any Property as elected for any Payment Date prior to the Expiration Date at a price equal to the Termination Value for such Properties (which the parties do not intend to be a "bargain" purchase price).

          Subject to Section 19.2, in connection with any termination of this Lease with respect to any Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to a Property or all of the Properties, and upon tender by Lessee of the amounts set forth in Section 16.2(b) or this
Section 20.2, as applicable, Lessor shall execute, acknowledge (where required) and deliver to Lessee, at Lessee's cost and expense, each of the following: (a) a termination or assignment (as requested by the Lessee) of each applicable Ground Lease and special or limited warranty Deeds conveying each Property (to the extent it is real property not subject to a Ground Lease) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (b) a Bill of Sale conveying each Property (to the extent it is personal property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens and, to the extent the following are agreed to by the Agent in its reasonable discretion, such title affidavits and other documents as may be reasonably requested by any title insurance underwriter issuing title insurance in connection with the acquisition of each such Property by Lessee; (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record the applicable Deed and/or the applicable Ground Lease termination; and (d) FIRPTA affidavits. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. The applicable Property shall be conveyed to Lessee "AS-IS, WHERE-IS" and in then present physical condition.

          If any Property is the subject of remediation efforts respecting Hazardous Substances at the Expiration Date which could materially and adversely impact the Fair Market Sales Value of such Property (with materiality determined in Lessor's discretion), then Lessee shall be obligated to purchase each such Property pursuant to Section 20.2.

          On the Expiration Date and/or any Payment Date on which Lessee has elected to exercise its Purchase Option, Lessee shall pay (or cause to be paid) to Lessor, the Agent and all other parties, as appropriate, the sum of all costs and expenses incurred by any such party in connection with the election by Lessee to exercise its Purchase Option and all Rent and all other amounts then due and payable or accrued under this Lease and/or any other Operative Agreement.

     29. The following is hereby added as Section 28.2 of the Lease:

     28.2 Incorporation of Covenants.

          Reference is made to the Lessee Credit Agreement and the representations and warranties of Lessee contained in Article III of the Lessee Credit Agreement (hereinafter referred to as the "Incorporated Representations and Warranties") and the covenants contained in Articles V and VI of the Lessee Credit Agreement (hereinafter referred to as the "Incorporated Covenants"). Lessee agrees with Lessor that the Incorporated Representations and Warranties and the Incorporated Covenants (and all other relevant provisions of the Lessee Credit Agreement related thereto, including without limitation the defined terms contained in Section 1.01 thereof which are used in the Incorporated Representations and Warranties and the Incorporated Covenants, hereinafter referred to as the "Additional Incorporated Terms") are hereby incorporated by reference into this Lease to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of Lessor, without giving effect to any waiver, amendment, modification or replacement of the Lessee Credit Agreement or any term or provision of the Incorporated Representations and Warranties or the Incorporated Covenants occurring subsequent to the date of this Lease, except to the extent otherwise specifically provided in the following provisions of this paragraph. In the event a waiver is granted under the Lessee Credit Agreement or an amendment or modification is executed with respect to the Lessee Credit Agreement, and such waiver, amendment and/or modification affects the Incorporated Representations and Warranties, the Incorporated Covenants or the Additional Incorporated Terms, then such waiver, amendment or modification shall be effective with respect to the Incorporated Representations and Warranties, the Incorporated Covenants and the Additional Incorporated Terms as incorporated by reference into this Lease only if consented to in writing by the Agent (acting upon the direction of the Majority Secured Parties). In the event of any replacement of the Lessee Credit Agreement with a similar credit facility (the "New Facility") the representations and warranties, covenants and additional terms contained in the New Facility which correspond to the representations and warranties, covenants contained in Article III and Articles V and VI, respectively, and such additional terms (each of the foregoing contained in the Lessee Credit Agreement) shall become the Incorporated Representations and Warranties, the Incorporated Covenants and the Additional Incorporated Terms only if consented to in writing by the Agent (acting upon the direction of the Majority Secured Parties) and, if such consent is not granted or if the Lessee Credit Agreement is terminated and not replaced, then the representations and warranties and covenants contained in Article III and Articles V and VI, respectively, and such additional terms (each of the foregoing contained in the Lessee Credit Agreement (together with any modifications or amendments approved in accordance with this paragraph)) shall continue to be the Incorporated Representations and Warranties, the Incorporated Covenants and the Additional Incorporated Terms hereunder.

                                  MISCELLANEOUS

     30. This Amendment shall be effective upon satisfaction of the following conditions:

          (a) execution and delivery of this Amendment by the parties hereto and execution and delivery of such other documents, agreements or instruments deemed necessary or advisable by the Agent; and

          (b) execution and delivery of the following:

               (i) an Assignment and Acceptance substantially in the form of EXHIBIT B to the Credit Agreement (as amended by this Amendment) and dated as of the date hereof between Bank of America, N.A., SunTrust Bank, Central Florida, N.A., and consented to by the Owner Trustee and the Agent, whereby Bank of America, N.A. agrees to assign, and SunTrust Bank, Central Florida, N.A. agrees to accept such assignment, of Tranche A Commitments (and a ratable portion of Tranche A Loans previously made to date thereunder) and Tranche B

          Commitments (and a ratable portion of Tranche B Loans previously made to date thereunder) in an aggregate amount of $9,700,000;

               (ii) an assignment agreement substantially in the form of EXHIBIT B to the Trust Agreement (as amended by this Amendment) and dated as of the date hereof between Bank of America, N.A., SunTrust Bank, Central Florida, N.A., and consented to by the Owner Trustee, the Agent and the Lessee, whereby Bank of America, N.A. agrees to assign, and SunTrust Bank, Central Florida, N.A. agrees to accept such assignment, of Holder Commitments (and a pro rata portion of Holder Advances previously made to date thereunder) in the amount of $300,000;

               (iii) an Assignment and Acceptance substantially in the form of EXHIBIT B to the Credit Agreement (as amended by this Amendment) and dated as of the date hereof between Bank of America, N.A., Bank One, N.A., and consented to by the Owner Trustee and the Agent, whereby Bank of America, N.A. agrees to assign, and Bank One, N.A. agrees to accept such assignment, of Tranche A Commitments (and a ratable portion of Tranche A Loans previously made to date thereunder) and Tranche B Commitments (and a ratable portion of Tranche B Loans previously made to date thereunder) in an aggregate amount of $19,400,000;

               (iv) an assignment agreement substantially in the form of EXHIBIT B to the Trust Agreement (as amended by this Amendment) and dated as of the date hereof between Bank of America, N.A., Bank One, N.A., and consented to by the Owner Trustee, the Agent and the Lessee, whereby Bank of America, N.A. agrees to assign, and Bank One, N.A. agrees to accept such assignment, of Holder Commitments (and a pro rata portion of Holder Advances previously made to date thereunder) in the amount of $600,000;

          (c) (i) receipt by the Agent of an officer's certificate of the Lessee and the Construction Agent (in form and in substance reasonably satisfactory to the Agent) certifying that a resolution has been adopted by Lessee's Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, specifying that no Default or Event of Default shall have occurred and be continuing, specifying that the representations and warranties of Lessee set forth in the Participation Agreement are true and correct (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officer of Lessee executing this Amendment and (ii) receipt by the Agent of an officer's certificate of each Credit Party (other than the Lessee and the Construction Agent) certifying that a resolution has been adopted by such Credit Party's Board of Directors approving and authorizing the execution, delivery and performance of this Amendment, such officer's certificate to be in form and substance reasonably satisfactory to the Agent and certifying as to the incumbency of the officer of such Credit Party executing this Amendment;

          (d) receipt by the Agent of legal opinions of counsel to the Lessee relating to this Amendment in form and substance reasonably satisfactory to the Agent;

          (e) Receipt by the Agent of payment from the Lessee of the structuring and arrangement fee referenced in that certain Engagement and Fee Letter dated as of August 21, 1998 among Convergys Corporation, Bank of America, N.A. (which is the successor to NationsBank, N.A.) and Banc of America Securities LLC (which is the successor to NationsBanc Montgomery Securities, LLC); and

          (f) payment by the Lessee of all fees referenced in that certain fee letter dated as of August 30, 1999 among the Lessee, the Agent and Banc of America Securities LLC.

     31. The parties to this Amendment hereby acknowledge and agree that:

          (a) the conditions precedent to an Acquisition Advance set forth in Sections 5.3(p) and 5.3(q) of the Participation Agreement are not applicable with respect to Phase I because Phase I is not subject to a Ground Lease;

          (b) the condition precedent to an Acquisition Advance set forth in
     Section 5.3(r) of the Participation Agreement is not applicable with respect to Phase I because no construction is contemplated with respect to Phase I, Phase I is not a Construction Period Property and no Construction Advances will be made in connection with Phase I;

          (c) the conditions precedent set forth in Sections 5.3(z) through 5.3(gg) of the Participation Agreement are not applicable to the Property Closing Date relating to Phase I or the effective date of this Amendment because such conditions precedent are applicable only as of the Initial Closing Date; and

          (d) the conditions precedent to a Construction Advance set forth in
     Section 5.4 of the Participation Agreement are not applicable with respect to Phase I because no construction is contemplated with respect to Phase I, Phase I is not a Construction Period Property and no Construction Advances will be made in connection with Phase I.

     32. The parties to this Amendment hereby acknowledge and agree that none of the liabilities or obligations of the Construction Agent under any of the Operative Agreements that are binding on the Construction Agent solely in connection with a Construction Period Property shall be applicable to the Lessee in connection with Phase I; notwithstanding the foregoing, the parties to this Amendment further acknowledge and agree that (a) no construction is contemplated with respect to Phase I, Phase I is not a Construction Period Property and no Construction Advances will be made in connection with Phase I, (b) the Basic Term with respect to Phase I shall commence, and the Basic Term Commencement Date and the Rent Commencement Date with respect to Phase I shall occur, on the Property Closing Date respecting Phase I, and (c) with respect to Phase I, the Lessee shall comply with all provisions of, and shall satisfy all liabilities and obligations of the Lessee under, each of the Operative

Agreements binding upon the Lessee as such provisions, liabilities and obligations apply with respect to any Property as of and after the Rent Commencement Date for such Property.

     33. The Owner Trustee, the Agent and the Lessee hereby agree to waive the three (3) Business Day notice required in connection with a transfer or assignment pursuant to Section 11.8(b) of the Trust Agreement, as amended pursuant to this Amendment, and any other notice required by any other provision in any Operative Agreement in connection with such a transfer or assignment, solely as such notice requirements are otherwise applicable to the assignments from Bank of America, N.A. to SunTrust Bank, Central Florida, N.A. and to Bank One, N.A., as more particularly described in sub-clauses (i) - (iv) of clause
(b) to paragraph 30 of this Amendment.

     34. Immediately after the effective date of this Amendment, Schedule 2.1 of the Credit Agreement shall be deemed to be amended and restated in its entirety to read as Replacement Schedule 2.1 attached hereto as EXHIBIT 3 and Schedule I to the Trust Agreement shall be deemed to be amended and restated in its entirety to read as Replacement Schedule I attached hereto as EXHIBIT 4.

     35. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain in full force and effect.

     36. The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

     37. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     38. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

         [The remainder of this page has been left blank intentionally.]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                        CONVERGYS CORPORATION,
                                        as the Construction Agent
                                        and as the Lessee


                                        By: /s/ Steven G. Rolls
                                            ------------------------------------
                                        Name:  Steven G. Rolls
                                        Title: CFO


                                        CONVERGYS CUSTOMER MANAGEMENT
                                        GROUP INC., as a Guarantor


                                        By: /s/ William Coleman
                                            ------------------------------------
                                        Name:  William Coleman
                                        Title: Sr. V.P.


                                        CONVERGYS INFORMATION MANAGEMENT
                                        GROUP INC., as a Guarantor


                                        By: /s/ Jeffery P. Poland
                                            ------------------------------------
                                        Name:  Jeffery P. Poland
                                        Title: Sr. V.P


                                        FIRST SECURITY BANK, NATIONAL
                                        ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the CRT Realty Trust 1998-1


                                        By: /s/ Val T. Orton
                                            ------------------------------------
                                        Name:  Val T. Orton
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                        BANK OF AMERICA, N.A. (which is the
                                        successor to NationsBank, N.A.), as a
                                        Holder, as a Lender and as the Agent


                                        By: /s/ John E. Williams
                                            ------------------------------------
                                        Name:  John E. Williams
                                        Title: Managing Director

                                     Annex A

       [Description of Property Located in Maitland, Florida ("Phase I")]

                                LEGAL DESCRIPTION

A portion of Section 7, Township 20 South, Range 30 East and Section 12. Township 20 South, Range 29 East. Seminole County, Florida being more particularly described as follows:

Begin at the West 1/4 corner of Section 7, Township 20 South, Range 30 East, Seminole County, Florida and run North 00 degree 21' 05" West along the West line of the Northwest 1/4 of said Section 7 for a distance of 0.50 feet; thence run North 89 degree 46' 28" East, 459.09 feet to the Westerly right of way line of Interstate No. 4 (State Road No. 400); thence run South 17 degree 35' 11" West along said right of way line for a distance of 429.25 feet; thence South 21 degree 35' 11" West, 592.53 feet; thence deporting said right of way run North 68 degree 24' 49" West, 1015.73 feet to a point lying on a curve concave Southeasterly having a radius of 1041.19 feet; thence from a tangent bearing of North 40 degree 16' 07" East run Northeasterly along the arc of said curve through a central angle of 08 degree 19' 34" for 151.30 feet to a point of compound curvature of a curve concave Southeasterly and having a radius of 3445.17 feet; thence Northeasterly along the arc of said curve through a central angle of 11 degree 21' 53" for a distance of 683.36 feet to the point of tangency, thence run North 59 degree 57' 35" East, 155.27 feet; thence run North 89 degree 46' 28" East, 38.97 feet to the POINT OF BEGINNING.

                     LESS: The following described property:

                                LIFT STATION SITE

A portion of Section 12, Township 20 South. Range 29 East, Seminole County, Florida being more particularly described as follows:

Commence at the West 1/4 corner of Section 7, Township 20 South, Range 30 East, Seminole County, Florida and run North 00 degree 21' 05" West along the West line of the Northwest 1/4 of said Section 7 for a distance of (0.50) feet; thence run North 89 degree 46' 28" East. 459.09 feet to the Westerly right of way line of Interstate No. 4 (State Road No. 400); thence run South 17 degree 35' 11" West along said right of way line for a distance of 429.25 feet; thence South 21 degree 35' 11" West, 592.53 feet; thence departing said right of way run North 68 degree 24' 49" West. 702.86 feet to the POINT OF BEGINNING; thence continue North 68 degree 24' 49" West, 20.00 feet; thence run North 21 degree 35' 11" East, 24.50 feet; thence South 68 degree 24" 49" East, 20.00 feet; thence South 21 degree 35' 11" West, 24.50 feet to the POINT OF BEGINNING.

Together With:

                                 TOGETHER WITH:

                                Easement Parcel 1

Easements benefitting Parcel 1 and created in the Cross Easement for Master Drainage and Utility Systems between Heathrow Land and Development Corporation and Heathrow Development Associates, Ltd., dated January 17, 1990, recorded January 18, 1990 in Official Records Book 2144, Page 1101; and as re-recorded February 16, 1990 in Official Records Book 2153, Page 1540, Public Records of Seminole County, Florida; as amended by the First Amendment to Cross Easement for Master Drainage and Utility Systems dated as of April 18, 1995, and recorded April 18, 1995, in Official Records Book 2905, Page 909, Public Records of Seminole County, Florida

                                Easement Parcel 2

Easements benefitting Parcel 1 and created in the Declaration of Easement executed by Heathrow Land Development Corporation, a Florida corporation, for International Parkway, recorded July 11, 1985 in Official Records Book 1653, Page 686; as modified by Modification of Declaration of Easement recorded April 5, 1989 in Official Records Book 2056, Page 1275; as affected by Special Warranty Deed dated November 30, 1990 executed by Heathrow II Commercial Development Associates, a Florida general partnership in favor of Northfox Properties, Inc. a Massachusetts corporation, dated November 30, 1990, recorded December 18, 1990 in Official Records Book 2250, Page 329, all in the Public Records of Seminole County, Florida; as modified by Easement Agreement for International Parkway Boulevard dated January 17, 1990, recorded January 18, 1990 in Official Records Book 2144, Page 1027, and re-recorded February 16, 1990 in Official records Book 2153, Page 1481, Public Records of Seminole County, Florida.

                                Easement Parcel 3

Easement benefitting Parcel 1 and created in the Easement executed by HIBC Development Company, a Florida general partnership, recorded May 26, 1995, in Official records Book 2920, Page 697, Public Records of Seminole County, Florida, covering the real property lying between Easement Parcel 2, described above, and Parcel 1, described on page one (1) of this Exhibit.

                                Easement Parcel 4

Easement benefitting Parcel 1 and created in the Drainage Stormwater Management Easement Agreement [to be] recorded in Official Records Book 3122, Page 1947, Public Records of Seminole County, Florida.

                                    EXHIBIT 1

                                  Schedule 2.1

                                Tranche A                  Tranche B
                                Commitment                 Commitment
                                ----------                 ----------
Name and Address of Lenders     Amount      Percentage     Amount     Percentage
---------------------------   -----------   ----------   ----------   ----------
BANK OF AMERICA, N.A.         $55,420,000      100%      $7,824,000      100%
One Independence Center
101 North Tryon Street
NC1-001-15-01
Charlotte, NC 28255
Attention: Michael D'Amico
Telephone: (704) 386-3781
Telecopy: (704) 409-0066

TOTAL                         $55,420,000      100%      $7,824,000      100%

                                    EXHIBIT 2

                                   Schedule I

                               HOLDER COMMITMENTS

                                     Holder Commitment
                                     -----------------

Name of Holder                       Amount/Percentage
--------------                       -----------------

     Bank of America, N.A.           $1,956,000    100%
     One Independence Center
     101 North Tryon Street
     NC1-001-15-01
     Charlotte, NC 28255
     Attention: Michael D'Amico
     Telephone: (704) 386-3781
     Telecopy:  (704) 409-0066

     TOTAL                           $1,956,000    100%

                                    EXHIBIT 3

                            Replacement Schedule 2.1

                                 Tranche A                 Tranche B
                                 Commitment                Commitment
                                 ----------                ----------

Name and Address of Lenders      Amount     Percentage     Amount     Percentage
---------------------------   -----------   ----------   ----------   ----------
BANK OF AMERICA, N.A.         $29,920,000     53.99%     $4,224,000      53.99%
One Independence Center
101 North Tryon Street
NC1-001-15-01
Charlotte, NC 28255
Attention: Michael D'Amico
Telephone: (704) 386-3781
Telecopy:  (704) 409-0066

BANK ONE, MICHIGAN            $17,000,000     30.67%     $2,400,000     $30.67%
611 Woodward Avenue
2nd Floor - MI1-8079
Attn: Linda Oddo
Telephone: (313) 225-4674
Telecopy: (313) 225-2747

SUNTRUST BANK,                $ 8,500,000     15.34%     $1,200,000      15.34%
CENTRAL FLORIDA, N.A.
OH1 0170
200 South Orange Avenue
Orlando, FL 32801
Attn: Steven L. Leister
Telephone: (407) 237-4705
Telecopy: (407) 237-6894

TOTAL                         $55,420,000       100%     $7,824,000        100%

                                    EXHIBIT 4

                             Replacement Schedule I

                               HOLDER COMMITMENTS

                                                Holder Commitment
                                               ------------------

Name of Holder                                  Amount/Percentage
--------------                                 ------------------
     Bank of America, N.A.                     $1,056,000   53.99%
     One Independence Center
     101 North Tryon Street
     NC1-001-15-01
     Charlotte, NC 28255
     Attention: Michael D'Amico
     Telephone: (704) 386-3781
     Telecopy:  (704) 409-0066

     Bank One, Michigan                        $  600,000   30.67%
     611 Woodward Avenue
     2nd Floor - MI1-8079
     Attn: Linda Oddo
     Telephone: (313) 225-4674
     Telecopy: (313) 225-2747

     SunTrust Bank, Central Florida, N.A.      $  300,000   15.34%
     200 South Orange Avenue
     Orlando, FL 32801
     Attn: Steven L. Leister
     Telephone: (407) 237-4705
     Telecopy: (407) 237-6894

     TOTAL                                     $1,956,000     100%

                                     RIDER A

                                    Exhibit B

                        FORM OF ASSIGNMENT AND ACCEPTANCE

     THIS ASSIGNMENT AND ACCEPTANCE dated as of            , 1999 (as amended,
                                                -----------
modified, supplemented, restated and/or replaced from time to time, the "'Assignment and Acceptance") is between [_________] (the "Assignor") and [__________] (the "Assignee").

     Reference is made to the Credit Agreement, dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Owner Trustee under the CRT Realty Trust 1998-1 (the "Owner Trustee" or the "Borrower"), the Lenders named therein and BANK OF AMERICA, N.A., which is the successor to NationsBank, N.A., as the Agent. Unless otherwise defined herein, terms defined in the Credit Agreement (or pursuant to Section 1 of the Credit Agreement, defined in other agreements) and used herein shall have the meanings given to them in or pursuant to the Credit Agreement.

     The Assignor and the Assignee agree as follows:

     1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), a [___%] interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to the credit facility contained in the Credit Agreement as are set forth on Schedule 1, hereto (the "Assigned Facility"), in a principal amount for the Assigned Facility as set forth on Schedule 1.

     2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Operative Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Operative Agreement or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, or any other obligor or the performance or observance by the Borrower, or any other obligor of any of their respective obligations under the Credit Agreement or any other Operative Agreement or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Note held by it evidencing the Assigned Facility and requests that the Agent exchange such Note for a new Note payable to the Assignee and (if the Assignor has retained any interest in the Assigned Facility) a new Note payable to the Assignor in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received copies of the Operative Agreements, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and the other Operative Agreements to which Assignee is a party and will perform in accordance herewith all the obligations which by the terms of the Credit Agreement and the other Operative Agreements to which Assignee is a party are required to be performed by it as a Lender including without limitation, if it is organized under the laws of a jurisdiction outside the U.S., its obligation pursuant to Section 11.2(e) of the Participation Agreement.

     4. The effective date of this Assignment and Acceptance shall be[____________,199_] (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by it and recording by the Agent pursuant to Section 9.9 of the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Agent, be earlier than five (5) Business Days after the date of such acceptance and recording by the Agent).

     5. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including without limitation payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

     6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Operative Agreements and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Operative Agreements.

     7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                [Name of Assignor]


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                [Name of Assignee]


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                Consented To:


                                FIRST SECURITY BANK, NATIONAL
                                ASSOCIATION, not individually, but solely as the Owner Trustee under the CRT Realty Trust 1998-1


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                BANK OF AMERICA, N.A. (which is the
                                successor to NationsBank, N.A.),as the Agent


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

   [consents required only to the extent expressly provided in Section 9.8 of the Credit Agreement]

                                   SCHEDULE I
                          TO ASSIGNMENT AND ACCEPTANCE
                        RELATING TO THE CREDIT AGREEMENT,
                         DATED AS OF DECEMBER 31, 1998,
                                      AMONG
                    FIRST SECURITY BANK, NATIONAL ASSOCIATION
                                NOT INDIVIDUALLY,
                        BUT SOLELY AS THE OWNER TRUSTEE,
                            THE LENDERS NAMED THEREIN
                                       AND
                 BANK OF AMERICA, N.A. WHICH IS THE SUCCESSOR TO
                         NATIONSBANK, N.A., AS THE AGENT
                 FOR THE LENDERS (IN SUCH CAPACITY, THE "AGENT")

Name of Assignor:
                 --------------------------

Name of Assignee:
                  -------------------------

Effective Date of Assignment:
                             --------------

     Credit         Facility Principal   Amount  Commitment  Percentage
     Assigned                Assigned            Assigned
     --------                --------            --------
                             $                                      %
     -------------            --------------     -------------------


     [Name of Assignor]


     By:
        -------------------------------------
     Name:
          -----------------------------------
     Title:
           ----------------------------------


     [Name of Assignee]


     By:
        -------------------------------------
     Name:
          -----------------------------------
     Title:
           ----------------------------------

                                     RIDER B

                                    Exhibit B

                        FORM OF ASSIGNMENT AND ACCEPTANCE

     THIS ASSIGNMENT AND ACCEPTANCE dated as of                , 1999
                                                ---------------
(as amended, modified, supplemented, restated and/or replaced from time to time, the "Assignment and Acceptance") is between [______________] (the "Assignor") and [______________] (the "Assignee").

     Reference is made to the Trust Agreement, dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the "Trust Agreement"), among FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity except as stated therein, but solely as the Owner Trustee under the CRT Realty Trust 1998-1 (the "Owner Trustee" or the "Owner Trustee") and the Holders named therein. Unless otherwise defined herein, terms defined in the Trust Agreement (or pursuant to Section 1 of the Trust Agreement, defined in other agreements) and used herein shall have the meanings given to them in or pursuant to the Trust Agreement.

     The Assignor and the Assignee agree as follows:

     1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), a [__ %] interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Trust Agreement with respect to the facility contained in the Trust Agreement as are set forth on
Schedule 1 hereto (the "Assigned Facility"), in a principal amount for the Assigned Facility as set forth on Schedule 1.

     2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Trust Agreement or any other Operative Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Trust Agreement, any other Operative Agreement or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Owner Trustee or any other obligor or the performance or observance by the Owner Trustee, or any other obligor of any of their respective obligations under the Trust Agreement or any other Operative Agreement or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Certificate held by it evidencing the Assigned Facility and requests that the Owner Trustee exchange such Certificate for a new Certificate payable to the Assignee and (if the Assignor has retained any interest in the Assigned Facility) a new Certificate payable to the Assignor in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received copies of the Operative Agreements, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agent, any other Holder or the Owner Trustee and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Trust Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent and the Owner Trustee, respectively, to take such action as agent on its behalf and to exercise such powers and discretion under the Trust Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent and the Owner Trustee, respectively, by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Trust Agreement and the other Operative Agreements to which Assignee is a party and will perform in accordance herewith all the obligations which by the terms of the Trust Agreement and the other Operative Agreements to which Assignee is a party are required to be performed by it as a Holder including without limitation, if it is organized under the laws of a jurisdiction outside the U.S., its obligation pursuant to Section 11.2(e) of the Participation Agreement.

     4. The effective date of this Assignment and Acceptance shall be [__________,19__] (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Owner Trustee for acceptance by it and recording by the Owner Trustee pursuant to Section 11.8(b) of the Trust Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Owner Trustee, be earlier than five (5) Business Days after the date of such acceptance and recording by the Owner Trustee).

     5. Upon such acceptance and recording, from and after the Effective Date, the Owner Trustee shall make, or cause to be made, all payments in respect of the Assigned Interest (including without limitation payments of Holder Advance, yield, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Owner Trustee for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

     6. From and after the Effective Date, (a) the Assignee shall be a party to the Trust Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Holder thereunder and under the other Operative Agreements and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Trust Agreement and the other Operative Agreements.

     7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                           Name of Assignor


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           Name of Assignee


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           Consented To:

                                           CONVERGYS CORPORATION, as  the
                                           Construction Agent and as the Lessee


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           BANK OF AMERICA, N.A. which is the
                                           successor to NationsBank, N.A.,
                                           as the Agent


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           FIRST SECURITY BANK, NATIONAL
                                           ASSOCIATION, not individually, but
                                           solely as the Owner Trustee under
                                           the CRT Realty Trust 1998-1


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   SCHEDULE I
                          TO ASSIGNMENT AND ACCEPTANCE
                        RELATING TO THE TRUST AGREEMENT,
             DATED AS OF DECEMBER 31, 1998, (THE "TRUST AGREEMENT")
                                      AMONG
                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                   NOT INDIVIDUALLY EXCEPT AS STATED THEREIN,
                        BUT SOLELY AS THE OWNER TRUSTEE,
                                       AND
                            THE HOLDERS NAMED THEREIN

Name of Assignor: [____________________]

Name of Assignee: [____________________]

Effective Date of Assignment: [____________________]

     Trust Agreement       Holder Advance   Commitment
     Facility Assigned    Amount Assigned   Percentage Assigned
     -----------------    ---------------   -------------------

     Holder Commitment    [$____________]   [_____________%] of the
     to Amount pursuant                     aggregate Holder Commitment
     above-referenced                       (which is [__%] of the Assignor's
     Trust Agreement                         Holder Commitment)

     [____________________]


     By:
        ----------------------------------
     Name:
          --------------------------------
     Title:
           -------------------------------

     [____________________]


     By:
        ----------------------------------
     Name:
          --------------------------------
     Title:
           -------------------------------